UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2015

MAGICJACK VOCALTEC LTD.
(Exact name of registrant as specified in its charter)

Israel	000-27648
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

12 BENNY GAON STREET, BUILDING 2B
POLEG INDUSTRIAL AREA, NETENYA, ISRAEL 42504
(Address of principal executive offices, including zip code)

Telephone: (561) 749-2255
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2015, magicJack VocalTec Ltd. (the "Company") entered into a new Executive Employment Agreement with Mr. Jose Gordo, the Company's Chief Financial Officer, effective as of January 1, 2016.  In connection with entering into the new Executive Employment Agreement, Mr. Gordo was awarded stock options and shares of restricted stock pursuant to the terms of a Stock Option Agreement and Restricted Stock Agreement.

The following is a summary of the employment terms and compensation arrangements for Mr. Gordo approved by the Compensation Committee and the Board of Directors:

Effective Date	January 1, 2016
Position	Chief Financial Officer
Annual Base Salary	$350,000
Annual Bonus
Annual Target Bonus Amount: $175,000 (subject to review each calendar year and possible increase in the sole discretion of the Board)

Annual Bonus Range Expressed as a Percentage of the Target Bonus Amount:  35% threshold and 200% maximum

Bonus Milestones:
50% based on Revenue—80% threshold/120% maximum
50% based on EBITDA—80% threshold/120% maximum

If Company financial statements are restated for a period during which an annual bonus has been paid, CFO shall pay to the Company the difference between the annual bonus in question and the recalculated bonus amount.

Long-Term Incentive Compensation	Stock Options:
	Covered Shares:	499,307 Ordinary Shares
	Exercise Price:	$9.33
	Vesting:	1/3 cumulative annual increments beginning 12/31/2016

Accelerated vesting as follows:

•	Full acceleration upon Change of Control or termination by reason of disability or death
•
If termination by the Company without "Cause" or by CFO for "Good Reason," award is vested pro-rata as to a number of Covered Shares equal to (a) total number of Covered Shares multiplied by (b)(i) the number of days elapsed between January 1, 2016 and the termination date, plus (ii) ninety days, divided by (c) one thousand ninety-six (1,096) days.

•	No acceleration of vesting for termination of employment by Company for "Cause" or voluntary termination of employment by CFO without "Good Reason."
Restricted Stock:
Covered Shares:	192,926 Ordinary Shares
Vesting:	1/3 cumulative annual increments beginning 12/31/2016
Acceleration:	Same terms set forth above with respect to the stock options.

Severance
If termination by the Company without "Cause" or by CFO for "Good Reason," severance is equal to one times (1x) base salary + target bonus (the "Termination Payment").

If termination by the Company without "Cause" or by CFO for "Good Reason" and termination occurs in connection with or within six (6) months of a "Change of Control", severance is equal to three times (3x) base salary + target bonus (the "Change of Control Termination Payment").

If termination by the Company without "Cause" or by CFO for "Good Reason" within 180 days prior to the Company's execution of an agreement which, if consummated, would constitute a "Change of Control," then upon consummation of such "Change of Control," severance will include an additional payment equal to the difference between the Change of Control Termination Payment and the Termination Payment.

No tax gross-ups apply to severance payments.

Employment Agreement
Terms consistent with an executive employment agreement of this nature, including:

•   3-year fixed term
•   Compensation terms as outlined above
•   Appropriate non-compete, non-solicit and confidentiality provisions
•   Standard executive benefits package
•   Appropriate definitions of "Cause" and "Good Reason" (with cure provisions)
•   Appropriate definition of "Change of Control"
•   Customary expense reimbursements

The above summary of the employment terms and compensation arrangements for Mr. Gordo are qualified in their entirety by reference to the Executive Employment Agreement filed herewith as Exhibit 10.1 and incorporated herein by reference.

Section 8 – Other Events

Item 8.01.  Other Events.

On December 1, 2015, the Company appointed Mr. Keith Reed to serve as General Manager – Senior Vice President Enterprise.  The Company entered into an Executive Employment Agreement with Mr. Keith Reed, effective as of December 1, 2015.  In connection with entering into the Executive Employment Agreement, Mr. Reed was awarded stock options and shares of restricted stock pursuant to the terms of a Stock Option Agreement and Restricted Stock Agreement.

The following is a summary of the employment terms and compensation arrangements for Mr. Reed approved by the Compensation Committee and the Board of Directors:

Effective Date	December 1, 2015
Position	General Manager – Senior Vice President Enterprise ("GM")
Annual Base Salary	$350,000
Annual Bonus
Maximum Annual Bonus Amount: $200,000 (subject to review each calendar year and possible increase in the sole discretion of the Board)

Bonus Milestones:
The annual bonus formula and criteria for each fiscal year is to be agreed to by the CEO and the GM and approved by the Compensation Committee and the Board.  The following is the 2016 annual bonus criteria:
40% based on Company meeting at least 80% of target Revenue
40% based on Company meeting at least 80% of target EBITDA
20% based on subjective criteria

If Company financial statements are restated for a period during which an annual bonus has been paid, GM shall pay to the Company the difference between the annual bonus in question and the recalculated bonus amount.

Long-Term Incentive Compensation	Stock Options:
	Covered Shares:	499,307 Ordinary Shares
	Exercise Price:	$9.33
	Vesting:	●	1/3 cumulative annual increments on each of 12/31/2016, 12/31/2017 and 12/31/2018
●
On the date of communicating the amount of the annual bonus for calendar year 2016, 2017 and 2018, an additional amount shall vest equal to 16 2/3% multiplied by the annual bonus percentage for the applicable calendar year

Accelerated vesting as follows:

•
If termination by the Company without "Cause" or by the GM for "Good Reason" upon or within 6 months subsequent to a "Change of Control," full acceleration of options other than those options that previously failed to vest as described in the second bullet above.

•	No acceleration of vesting for any other termination event.

Restricted Stock:
Covered Shares:	192,926 Ordinary Shares
Vesting:	1/3 cumulative annual increments beginning 12/31/2016
Acceleration:	Same terms set forth above with respect to the stock options.
Severance	If termination by the Company without "Cause" or by GM for "Good Reason," severance is equal to one times (1x) base salary. No tax gross-ups apply to severance payment.
Employment Agreement
Terms consistent with an executive employment agreement of this nature, including:

•   3-year fixed term
•   Compensation terms as outlined above
•   Appropriate non-compete, non-solicit and confidentiality provisions
•   Standard executive benefits package
•   Appropriate definitions of "Cause" and "Good Reason" (with cure provisions)
•   Customary expense reimbursements

The above summary of the employment terms and compensation arrangements for Mr. Reed are qualified in their entirety by reference to the Executive Employment Agreement filed herewith as Exhibit 10.2 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

Exhibit Number	Description
10.1	Executive Employment Agreement, dated as of December 1, 2015, between the Company and Jose Gordo.
10.2	Executive Employment Agreement, dated as of December 1, 2015, between the Company and Keith Reed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Jose Gordo
Name:	Jose Gordo
Title:	Chief Financial Officer

Date: December 7, 2015

EXHIBIT INDEX

Exhibit Number	Description
10.1	Executive Employment Agreement, dated as of December 1, 2015, between the Company and Jose Gordo.
10.2	Executive Employment Agreement, dated as of December 1, 2015, between the Company and Keith Reed.